INVESTMENT ADVISER
  QUALIVEST CAPITAL MANAGEMENT, INC.
  A subsidiary of U.S. Bancorp and its subsidiary, United States National Bank of Oregon
  111 S.W. Fifth Avenue
  U.S. Bancorp Tower
  Portland, Oregon 97204

ADMINISTRATOR AND FOUNDER
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman
  Vernon R. Alden
  Warren C. Coloney
  James A. Gardner
  Diana P. Herrmann
  Ann R. Leven
  Raymond H. Lung
  Richard C. Ross

OFFICERS
  Lacy B. Herrmann, President
  W. Dennis Cheroutes, Senior Vice President
  Sally Wilson Church, Vice President
  Nancy Kayani, Vice President
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER
  SERVICING AGENT
  ADMINISTRATIVE DATA
    MANAGEMENT CORP.
  581 Main Street
  Woodbridge, New Jersey 07095-1198

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

INDEPENDENT AUDITORS
  KPMG PEAT MARWICK LLP
  345 Park Avenue
  New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT
SEPTEMBER 30, 1996

TAX-FREE TRUST OF
OREGON

A TAX-FREE INCOME INVESTMENT

(Tax-Free Trust of Oregon LOGO--logo of tree, snow-capped mountain and sun)

(Aquila Group of Funds LOGO--logo of Eagle Head)

ONE OF THE
AQUILAsm GROUP OF FUNDS

(Tax-Free Trust of Oregon LOGO--logo of tree, snow-capped mountain and sun)

                        TAX-FREE TRUST OF OREGON
                             ANNUAL REPORT

                   "FLUCTUATIONS, YET HIGH STABILITY"

                                                       November 20, 1996

                                   9/30/96                 9/30/95
SHARE NET ASSET VALUE               $10.49                  $10.55
DISTRIBUTION YIELD                    4.93%*                  5.16%*

Dear Investor:

        We live in an ever changing world.

        As the above table illustrates, the price of the Trust's shares can and does move up and down over time. Also, the rate of DOUBLE TAX-FREE income return distributed to shareholders can and will change. Movements in these two key areas reflect the changes in market conditions that occurred over the time period of this past fiscal year.

        Yet, while changes have occurred, looking at these numbers in a broader perspective, there has tended to be a relatively high level of stability to the Trust's performance results. Indeed, these results compare favorably to what occurred in the municipal securities market itself during this same time period.

MARKET FORCES

        As we have indicated in prior communications to you, changes in share price and income return are influenced considerably by market forces. Market forces are governed by several main factors in the area of fixed-income securities, which includes the tax-free municipal securities in which the Trust invests.

        Key among these factors is action taken by the Federal Reserve Board. This Federal government organization has the power to raise and lower interest rates in key areas which, in turn, can have an effect on all types of fixed-income securities. The Fed can also control the supply of money in our financial system - increasing or decreasing the amount of dollars in circulation. This, in turn, can affect the market.

______________

          *INDICATES TRAILING 12 MONTH YIELD DISTRIBUTED TO SHAREHOLDERS AS MEASURED AGAINST SHARE MAXIMUM PUBLIC OFFERING PRICE. AT THESE SAME TIME PERIODS THE SEC YIELD (A STANDARDIZED YIELD FORMULATED BY THE SECURITIES AND EXCHANGE COMMISSION) WAS 4.25% AND 4.84% RESPECTIVELY.

        The other key factor influencing market action is the psychology of investors. By psychology of investors, we mean the level of confidence that investors as a whole have toward what is happening in our country's overall financial activities. We now live in a world that is not only ever changing, but also one that is very global in nature. Consequently, the psychology factor within market activity is influenced not only by the confidence level, or lack thereof, which investors in Oregon and the United States have, but also by the confidence level that investors all around the world have toward the handling of major financial affairs in our country.

        Altogether, then, what happens to the share price and distribution return of the Trust is very much driven by market forces. This is an important factor which shareholders in the Trust must appreciate and come to understand. And, this is the case whether investors own Oregon individual municipal securities directly, or whether they do so through a portfolio of such municipal securities as the Trust provides to shareholders. It is also the reason why we say that an investment in the Trust should be viewed as long-term in nature.

THE VALUE THE TRUST PROVIDES

        While accepting the fact that market forces can and do have an effect upon the Trust's performance, it must also be recognized that Tax-Free Trust of Oregon does bring to bear very specific factors to dampen the extremes of such market forces.

        Most significant of these factors is the professional investment management team of the Trust's Investment Adviser, Qualivest Capital Management, Inc. Under the guidance of the Trust's management and the Trustees, the Investment Adviser oversees, on a continuing basis, the investments of the Trust. And, in doing so, the Investment Adviser does employ various investment management techniques that do moderate forces that can or might cause anxieties with investors. A very special element that the professional investment management team brings to bear is the implementation of the Trust's investment approach.

        QUALITY FACTOR

        A key moderation factor in containing damage from market forces is quality - quality of the municipal issues within the Trust's investment portfolio. Quality of issues tends to be a distinctly positive factor when it comes to capital preservation.

        That is why the Trust has chosen to invest in only those municipal securities within the TOP FOUR CREDIT RATINGS, or equivalent.

        It is noteworthy that at the September 30, 1996 fiscal year end, 97.7% of the Trust's holdings carried a credit rating of AAA, AA OR A - the top three ratings.

        Moreover, 92.5% of the Trust's investments were rated AAA OR AA.

        DIVERSIFICATION FACTOR

        Another very important factor in moderating market forces is diversification among portfolio holdings.

        At September 30, 1996, the Trust had 193 SEPARATE ISSUES within the investment portfolio, representing many different municipal projects within numerous communities throughout Oregon.

        MATURITY FACTOR

        Through creating a variety of different maturities among the securities in the Trust's portfolio, it is possible to avoid extremes in volatility that can come about with market fluctuations. As you are aware, short maturity securities possess little fluctuation in price, but pay low yields. On the other hand, long maturity securities give higher yields, but possess considerable price volatility due to the uncertainties involved over the time between the present and the specified maturity date. The Trust seeks an average intermediate maturity within the investment portfolio. Currently, at September 30, 1996, the average maturity was at the intermediate level of 15 YEARS, so as to provide an adequate income return, yet only moderate volatility in share price.

                               __________

        We believe that the combination of quality, diversification, and maturity works well in dampening the volatility of the Trust's share price. As you can see from the chart below, which illustrates the price of the Trust's shares at the end of each six-month period since the Trust commenced operations on June 16, 1986, the Trust's share price has been reasonably stable. Although you will note some price fluctuations over this period, the share price has generally centered around the $10.00 level, with movements above and below this level being relatively moderate.


(Graphic of Bar Chart with the following information:)

            SHARE NET ASSET VALUE

Date                  Net Asset Value (In Dollars)
6/16/86                9.6
9/30/86                9.82
3/31/87               10.12
9/30/87                9.11
3/31/88                9.56
9/30/88                9.67
3/31/89                9.61
9/30/89                9.76
3/31/90                9.76
9/30/90                9.67
3/31/91                9.93
9/30/91               10.15
3/31/92               10.19
9/30/92               10.48
3/31/93               10.7
9/30/93               10.95
3/31/94               10.35
9/30/94               10.2
3/31/95               10.37
9/30/95               10.55
3/31/96               10.5
9/30/96               10.49

INCOME RETURN

        As the table on page one illustrates, the trailing 12-month yield distributed to shareholders, as measured against average maximum public offering price, was running at the rate of 4.93% at September 30, 1996.

        This was somewhat lower than it was a year earlier due to two factors. The average maturity of the Trust declined slightly during the year and more importantly a number of bonds were called or matured during the 12-month period. These were bonds issued in a much higher interest rate environment in the 1980s and the proceeds had to be reinvested at lower market yields.

        Despite the modest decline in yield to shareholders, it must be remembered that this income amount was the DOUBLE TAX-FREE return that shareholders received from the Trust.

        It is especially worth noting from the below chart that one would have had to earn a substantially higher income return from a TAXABLE investment in order to match the DOUBLE TAX-FREE amount distributed by the Trust.

(Graphic of Bar Chart with the following information:)

TAX-FREE TRUST OF OREGON'S DOUBLE TAX-FREE DISTRIBUTION
RATE* AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN
INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

Tax Bracket   Taxable Equivalent Rate      Double Tax-Free Distribution Rate
28%                     7.53%                            4.93%
31%                     7.86%                            4.93%
36%                     8.47%                            4.93%
39.6%                   8.98%                            4.93%

* For the period 10/1/95-9/30/96

        As you will note, if one were in the 28% Federal income tax bracket, a TAXABLE return of 7.53% would have to be achieved to match the 4.93% DOUBLE TAX-FREE return of the Trust. In the highest Federal income tax bracket of 39.6%, the equivalent return would have had to have been 8.98%. In general, it would not have been possible for an investor to obtain such levels of taxable return unless additional risk was taken in the form of lesser quality or longer maturity securities, or both such elements.

COMMITMENT TO CONSISTENCY

        Management is committed to providing shareholders with as consistent results from Tax-Free Trust of Oregon as are possible to achieve, considering prevailing market forces.

        You should be aware that we are not able to eliminate completely the market forces that swirl around us on a continuing basis.

        However, as indicated, a number of investment management techniques are used by the Trust to moderate market forces.

YOUR CONFIDENCE APPRECIATED

        We again wish to emphasize that your confidence in Tax-Free Trust of Oregon is greatly appreciated. You can be assured that management will do everything in its power to merit your continued trust.

                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees

MANAGEMENT DISCUSSION OF TRUST PERFORMANCE

        The graph below illustrates the value of $10,000 invested in Class A shares of Tax-Free Trust of Oregon at inception of the Trust in June, 1986 and maintaining this investment through the Trust's latest fiscal year end, September 30, 1996, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Trust is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Trust's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Trust's other classes, first offered on April 5, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

        It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 8,000 to 33,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Trust's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Oregon issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Trust's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

        Consequently, much of the difference in performance of the Index versus the Trust can be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Trust's portfolio as compared with the national orientation of the securities in the Index.

        Since its inception, the Trust has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Trust is to reduce fluctuations in the price of the Trust's shares resulting from changes in interest rates.

        As can be observed, however, the pattern of the Trust's results and that of the Index over the period since inception of the Trust track quite similarly, even though they are not entirely comparable in character.


(Graphic of Line Chart with the following information:)

                       PERFORMANCE COMPARISON

Lehman Brothers                    Trust After Sales            Cost of
Municipal Bond Index               Charge and Expenses          Living Index
10,000                             9,600                          10,000
10,538                             9,990                          10,055
10,592                             9,931                          10,494
11,966                             11,288                         10,932
13,082                             12,178                         11,417
13,971                             12,852                         12,121
15,813                             14,386                         12,532
17,467                             15,740                         12,907
19,692                             17,446                         13,254
19,103                             17,136                         13,656
21,241                             18,767                         14,004
22,525                             19,658                         14,424

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

(Graphic of Table with the following information:)

              Trust's average annual total return

For the Period Ended                                           Life of Trust
September 30, 1996        1 Year   5 Years        10 Years     Since 6/16/96
Including Sales
Charge and Expenses       0.56%        5.57%         6.57%           6.78%

MANAGEMENT DISCUSSION OF TRUST PERFORMANCE (CONTINUED)

        September 30, 1996 represented the end of the Trust's tenth full fiscal year. During the twelve month period, interest rates tended to be somewhat volatile as judged by the yield on the 30-year treasury bond with the bias towards rising rates. At the beginning of October, 1995, the 30-year bond was yielding about 6.45 percent while at the end of the fiscal year it was yielding about 6.90 percent, but the range for the 12-month period was between about 6 percent on the low side to about 7.2 percent on the high side.

        In anticipation of the Federal Reserve raising short-term interest rates in September of this year, investors were selling all types of bonds during the late summer, and interest rates were rising. However, after there was no increase announced when the Fed met, immediately there was a reversal of psychology as investors again began to focus on the lack of major inflationary pressures in the economy as well as the moderate level of corporate business.

        Similar to what we discussed in this report one year ago, private investors have not been eager to add to their holdings of municipal bonds whether in the form of individual bonds or in the form of bond funds. (Casualty insurance companies for some time have been the major purchaser of municipal debt.) The primary reason for this lack of interest appears to be the continued rise in equity values based on steady corporate earnings in a slow growth environment. Yields on the major blue chip equity indexes are around 2 percent or less, but as yet, this has not caused investors to "rediscover" bonds.

        The emphasis in managing the Trust during the year was to try to enhance relative value within the portfolio. The longest end of the yield curve (25-30 years) was avoided due to the lack of sufficient yield pick-up between 15-20 year bonds and 25-30 year paper. Most new purchases were in the 15-20 year range with emphasis on bonds rated AA and AAA.

        In a climate of relative low interest rates and slow growth, municipal bonds should provide a good stable total return particularly when adjusted for taxable equivalent returns.

KPMG Peat Marwick LLP
Certified Public Accountants

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Trust of Oregon:

    We have audited the accompanying statement of assets and liabilities of Tax-Free Trust of Oregon, including the statement of investments, as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Oregon as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

New York, New York
November 8, 1996

                       TAX-FREE TRUST OF OREGON
                       STATEMENT OF INVESTMENTS
                         SEPTEMBER 30, 1996

                                                      RATING
   FACE       STATE OF OREGON GENERAL                 MOODY'S/
  AMOUNT      OBLIGATION BONDS (52.3%)                S&P              VALUE
                   City of Albany (MBIA
                      Corporation Insured)
  $ 150,000           6.400%, 11/01/1999             Aaa/AAA        $ 150,320
    460,000           6.500%, 11/01/2000             Aaa/AAA          460,961
  2,195,000           6.625%, 11/01/2009             Aaa/AAA        2,197,722
                   Port of Astoria (MBIA
                     Corporation Insured)
    410,000           6.200%, 02/01/2004             Aaa/AAA          427,938
  1,250,000           6.600%, 09/01/2011             Aaa/AAA        1,364,062
                   City of Beaverton
    910,000           5.950%, 04/01/2003              Aa/AA-          958,912
    520,000           6.600%, 06/01/2003              NR/A-           540,800
    960,000           6.050%, 04/01/2004              Aa/AA-        1,014,000
    560,000           6.600%, 06/01/2004              NR/AA-          582,400
  1,020,000           6.150%, 04/01/2005              Aa/AA-        1,077,375
    500,000           5.000%, 06/01/2005              Aa/AA-          493,750
  1,080,000           6.250%, 04/01/2006              Aa/AA-        1,140,750
                   Clackamas County School
                    District #115 (AMBAC Indemnity
                    Corporation Insured)
    600,000           5.600%, 06/01/2006             Aaa/AAA          623,250
    615,000           5.700%, 06/01/2007             Aaa/AAA          638,831
  1,000,000           6.150%, 06/01/2014             Aaa/AAA        1,050,000
                   Clackamas and Washington
                    County School District #3J
  2,000,000           5.850%, 08/01/2006              A1/AA-        2,095,000
  5,000,000           5.875%, 08/01/2009              A1/AA-        5,162,500
  1,150,000           5.875%, 10/01/2009              A1/AA-        1,197,438
                   Clackamas, Multnomah and
                    Washington County School
                     District #7J
  1,000,000           7.100%, 06/15/2009              Aaa/NR        1,090,000
    250,000           7.100%, 06/15/2010              Aaa/NR          272,500
  1,500,000           5.700%, 06/15/2010              Aa/NR         1,530,000
                   Columbia Gorge Community
                    College District (Financial
                    Security Assurance Insured)
  1,200,000           5.400%, 06/01/2013             Aaa/AAA        1,195,500
                   Deschutes and Jefferson County
                     School District #2J
                     (MBIA Corporation Insured)
  3,700,000           5.600%, 06/01/2009             Aaa/AAA        3,746,250
                   Hood River County School
                     District (AMBAC Indemnity
                     Corporation Insured)
  2,000,000           5.650%, 06/01/2008             Aaa/AAA        2,057,500
                   Jackson County School District
                     #549C (Financial Security
                       Assurance Insured)
  1,150,000           5.300% 06/01/2008              Aaa/AAA        1,148,562
                   Jackson County School District
                     #5 (Ashland) (Financial
                   Security Assurance Insured)
  1,400,000           5.100% 06/01/2005              Aaa/AAA        1,408,750
                   Jefferson County School District
                    #509J (Financial Security
                       Assurance Insured)
  1,750,000           5.500%, 06/15/2013             Aaa/AAA        1,747,812
                   Josephine County School District
                    #7 (Grants Pass) (Financial
                  Guaranty Insurance Corporation
                      Insured)
  2,700,000           5.700% 06/01/2013              Aaa/AAA        2,720,250
                   Lane County School District #4J
  2,000,000           5.375%, 07/01/2009              Aa/NR         2,005,000
                   Lane County School District
                    #52J (Financial Guaranty
                   insurance Corporation Insured)
    750,000           6.400%, 12/01/2009             Aaa/AAA          812,812
                   Lincoln County School District
                    (Financial Guaranty
                     Insurance Corporation)
  1,245,000           5.250%, 06/15/2009              Aaa/NR        1,212,318
                   Lincoln County (MBIA Corporation
                     Insured)
  1,000,000           5.375%, 02/01/2010             Aaa/AAA          987,500
                   Malheur County Jail Bonds
                   (MBIA Corporation Insured)
  1,345,000           6.300%, 12/01/2012             Aaa/AAA        1,435,788
                   Marion and Clackamas County
                    School District #7J (Financial
                    Security Assurance Insured)
  1,340,000           6.000%, 06/01/2013             Aaa/AAA        1,405,325
                   Multnomah County
  1,245,000           5.100%, 10/01/2007              Aa1/NR        1,237,219
  1,000,000           5.200%, 10/01/2008              Aa1/NR          993,750
                   Multnomah County School
                     District #1
  3,225,000           6.500%, 12/15/2000              Aa/A+         3,275,148
  1,180,000           6.600%, 12/15/2001              Aa/A+         1,198,491
  3,725,000           6.800%, 12/15/2004              Aa/A+         3,780,726
                   Multnomah County School
                     District #4
  1,330,000           5.900%, 01/01/2005              A1/A+         1,393,175
                   Multnomah County School
                     District #40
  4,100,000           5.625%, 06/01/2012              NR/AA-        4,135,875
                   Metropolitan Service District
                     Refunding (Oregon
                      Convention Center)
  4,320,000           6.250%, 01/01/2013              Aa/AA+        4,487,400
                   Oak Lodge Water District
                    (AMBAC Indemnity
                     Corporation Insured)
    215,000           7.300%, 12/01/2005             Aaa/AAA          250,206
    215,000           7.300%, 12/01/2006             Aaa/AAA          248,594
    215,000           7.400%, 12/01/2007             Aaa/AAA          248,325
                   State of Oregon
  5,000,000           7.000%, 12/01/2011              Aa/AA         5,350,000
                   State of Oregon Alternate
                    Energy Project Series A
  1,530,000           4.900%, 01/01/2004              Aa/AA         1,528,088
  1,000,000           6.400%, 01/01/2008              Aa/AA         1,040,000
                   State of Oregon Board of
                     Higher Education
    900,000           6.200%, 10/15/2007              Aa/AA           948,375
  3,195,000           6.400%, 10/01/2011              Aa/AA         3,334,781
  2,000,000           6.250%, 10/15/2012              Aa/AA         2,072,500
  2,150,000           6.500%, 10/01/2017              Aa/AA         2,268,250
  2,890,000           6.000%, 10/15/2018              Aa/AA         2,958,638
                   State of Oregon Elderly &
                      Disabled Housing
    725,000           6.250%, 08/01/2013              Aa/AA           759,437
                   State of Oregon Veterans' Welfare
    900,000           11.250%, 04/01/1998             Aa/AA           991,125
    505,000           9.000%, 04/01/2008              Aa/AA           612,312
    700,000           9.200%, 10/01/2008              Aa/AA           943,250
    565,000           8.000%, 11/01/2012              Aa/AA           598,142
  7,150,000           6.875%, 12/01/2013              Aa/AA         7,632,625
    500,000           6.875%, 12/01/2014              Aa/AA           534,375
  1,000,000           7.000%, 12/01/2015              Aa/AA         1,072,500
                   Pacific Communities Hospital
                    District (Financial Guaranty
                   Insurance Corporation Insured)
    200,000           6.500%, 12/01/2003             Aaa/AAA          200,968
    380,000           6.500%, 12/01/2005             Aaa/AAA          381,839
                   Polk County School District #2
                    (Financial Security Assurance
                       Insured)
  1,000,000           5.400%, 06/01/2012             Aaa/AAA          978,750
                   Polk, Marion, and Benton County
                    School District #13J (Financial
                    Guaranty Insurance Corporation
                    Insured)
  1,000,000           5.500%, 12/01/2008             Aaa/AAA        1,020,000
                   City of Portland
  1,625,000           4.500%, 11/01/2004              Aaa/NR        1,564,063
  1,480,000           5.100%, 10/01/2009              Aaa/NR        1,455,950
  2,000,000           7.125%, 10/01/2010              Aaa/NR        2,152,500
  2,790,000           5.750%, 06/01/2013              Aaa/NR        2,859,750
  2,500,000           5.250%, 06/01/2015              Aa/NR         2,471,875
  2,000,000           5.600%, 06/01/2015              Aa/NR         2,012,500
                   Portland Community College
                     District
  3,500,000           6.000%, 07/01/2012              A1/AA         3,600,625
                   Port of Portland
  1,000,000           4.500%, 03/01/2006              Aa/AA+          938,750
                   City of Salem
  1,000,000           5.875%, 01/01/2007              A1/A+         1,027,500
                   Tri-County Metropolitan
                     Transportation District
  6,100,000           6.000%, 07/01/2012              Aa/AA+        6,290,625
                   Tualatin Hills Park and
                     Recreation District
                   (MBIA Corporation Insured)
  2,970,000           5.750%, 03/01/2012             Aaa/AAA        3,018,263
  2,000,000           5.750%, 03/01/2015             Aaa/AAA        2,025,000
                   Umatilla County School District
                     #8R (AMBAC Indemnity
                       Corporation Insured)
    700,000           6.100%, 12/01/2012             Aaa/AAA          728,875
                   Washington County
  2,500,000           6.200%, 12/01/2007              Aa/AA         2,640,625
  2,110,000           6.000%, 12/01/2013              Aa/AA         2,189,125
                   Washington County School
                    District #88J (Financial
                    Security Assurance Insured)
  2,900,000           6.100%, 06/01/2012             Aaa/AAA        3,048,625
                   Washington and Clackamas County
                     School District #23J
  1,675,000           6.625%, 01/01/2005              NR/NR*        1,781,781
  1,000,000           5.650%, 06/01/2015              A1/NR         1,003,750
    720,000           6.625%, 01/01/2008              NR/NR*          765,900
  2,000,000           5.400%, 01/01/2010              A1/NR         1,975,000

                   Washington & Multnomah County
                     School District #48J
  1,175,000           5.500%, 06/01/2006              Aa/AA-        1,205,844
  1,440,000           4.500%, 09/01/2006              Aa/AA-        1,346,400
  1,130,000           5.600%, 06/01/2007              Aa/AA-        1,162,488
  1,000,000           6.150%, 06/01/2008              Aa/AA-        1,045,000
  1,415,000           5.700%, 06/01/2008              Aa/AA-        1,455,681
    525,000           6.300%, 09/01/2009              Aaa/AAA         565,031
  1,440,000           6.000%, 06/01/2011              Aa/AA-        1,495,800
  2,010,000           6.500%, 09/01/2011              Aaa/AAA       2,180,850
    250,000           5.750%, 09/01/2012              Aaa/AAA         259,688
                   Washington & Yamhill County
                     School District #58J
                   (AMBAC Indemnity Corporation
                      Insured)
     70,000           6.600%, 11/01/2004             Aaa/AAA           70,094
     80,000           6.600%, 11/01/2005             Aaa/AAA           80,097
     90,000           6.600%, 11/01/2006             Aaa/AAA           90,106
                   Wolf Creek Highway Water Disrtict
    505,000           6.900%, 12/01/2005              NR/AA           534,669
                   Yamhill County School District
                     #29J (Financial Security
                        Assurance Insured)
  2,000,000           5.350%, 06/01/2006             Aaa/AAA        2,032,500
    500,000           6.100%, 06/01/2011             Aaa/AAA          525,625
                     Total State of Oregon General
                       Obligation Bonds                           160,027,695

                   STATE OF OREGON
                   REVENUE BONDS (45.6%)

                   Airport Revenue Bonds (2.5%)
                   Port of Portland Airport
                    (Financial Guaranty
                   Insurance Corporation Insured)
    500,000           5.500%, 07/01/2006             Aaa/AAA          510,000
                   Port of Portland Airport
                    (MBIA Corporation Insured)
    600,000           6.400%, 07/01/2003             Aaa/AAA          642,750
  3,530,000           6.750%, 07/01/2009             Aaa/AAA        3,812,400
  2,425,000           6.750%, 07/01/2015             Aaa/AAA        2,631,125
                     Total Airport Revenue Bonds                    7,596,275

                   Certificate of Participation
                    Revenue Bonds (10.0%)
                   Oregon State Department Of
                    Administration Services (AMBAC
                    Indemnity Corporation Insured)
  5,805,000           5.500%, 11/01/2020             Aaa/AAA        5,667,131
                   Multnomah County Certificate of
                    Participation Health Facilities
                    Lease Purchase Program
  1,000,000           5.200%, 07/01/2005              Aa/NR         1,015,000
                   Multnomah County Certificate
                    of Participation Juvenile
                    Justice Center
  3,100,000           6.000%, 08/01/2012               Aa/A         3,162,000
                   Oregon State Department of
                    General Services (AMBAC
                   Indemnity Corporation Insured)
  3,100,000           7.500%, 09/01/2015             Aaa/AAA        3,487,500
                   Oregon State Department of
                    General Services (MBIA
                     Corporation Insured)
  2,150,000           7.050%, 01/15/2006             Aaa/AAA        2,327,375
  1,250,000           5.700%, 01/15/2010             Aaa/AAA        1,259,375
  2,750,000           6.200%, 11/01/2012             Aaa/AAA        2,866,875
  1,150,000           7.200%, 01/15/2015             Aaa/AAA        1,265,000
  1,000,000           5.500%, 01/15/2015             Aaa/AAA          985,000
    550,000           5.500%, 01/15/2015             Aaa/AAA          541,750
    500,000           5.800%, 03/01/2015             Aaa/AAA          503,125
    600,000           7.200%, 03/01/2015             Aaa/AAA          657,000
  1,000,000           5.800%, 03/01/2015             Aaa/AAA        1,006,250
  2,000,000           6.250%, 11/01/2019             Aaa/AAA        2,100,000
                   Southwestern Oregon Community
                    College District (AMBAC
                    Indemnity Corporation Insured)
  1,000,000           5.600%, 06/01/2016             Aaa/AAA        1,001,250
                   City of Portland Certificate
                     of Participation
  1,100,000           7.250%, 04/01/2008              NR/NR*        1,174,250
                   Washington County Educational
                    Services, Certificates of
                     Participation
    645,000           5.625%, 06/01/2016              A1/NR           632,906
                   Washington County Educational
                    Services, Certificates of
                    Participation (MBIA Corporation
                    Insured)
    830,000           5.750%, 06/01/2025             Aaa/AAA          831,038
                     Total Certificate of
                      Participation Revenue Bonds                  30,482,825

                   Hospital Revenue Bonds (4.7%)
                   Clackamas Hospital Facilities
                    Authority (Adventist Health
                    System/West) (MBIA Corporation
                     Insured)
  2,000,000           6.350%, 03/01/2009             Aaa/AAA        2,117,500
                   Clackamas Hospital Facilites
                    Authority (Kaiser Permanente)
  2,400,000           6.500%, 04/01/2011              Aa3/AA        2,520,000
                   Clackamas Hospital Facilites
                    Authority (Sisters of
                     Providence Hospital)
    500,000           6.375%, 10/01/2004              A1/AA-          541,875
                   Douglas County Hospital Facilities
                    Authority (Catholic Health)
                     (MBIA Corporation Insured)
    535,000           5.600%, 11/15/2005             Aaa/AAA          547,038
                   Medford Hosptial Facilities
                    Authority (Rogue Valley
                    Health Services) (MBIA
                       Corporation Insured)
    500,000           6.800%, 12/01/2011             Aaa/AAA          541,250
  1,685,000           6.750%, 12/01/2020             Aaa/AAA        1,809,269
                   Western Lane County Hospital
                    Facilities Authority
                    (Sisters of St. Joseph Hospital)
                    (MBIA Corporation Insured)
  1,000,000           5.625%, 08/01/2007             Aaa/AAA        1,025,000
  1,450,000           7.125%, 08/01/2017             Aaa/AAA        1,584,125
  3,765,000           5.750%, 08/01/2019             Aaa/AAA        3,774,413
                     Total Hospital Revenue Bonds                  14,460,470

                   Housing, Educational, and
                    Cultural Revenue Bonds (8.1%)
                    State of Oregon Housing Finance
                    Agency,
  1,000,000           6.800%, 07/01/2013              A1/A+         1,043,750
                   State of Oregon Housing and
                    Community Services,
    490,000           5.100%, 07/01/2007              Aa/NR           480,812
  1,670,000           5.200%, 07/01/2009              Aa/NR         1,628,250
    870,000           6.750%, 07/01/2012              Aa/NR           915,675
    705,000           5.900%, 07/01/2012              Aa/NR           707,644
    500,000           6.700%, 07/01/2013              Aa/NR           518,125
    490,000           6.350%, 07/01/2014              Aa/NR           503,475
  1,045,000           6.800%, 07/01/2016              Aa/NR         1,095,944
  1,915,000           6.750%, 07/01/2016              Aa/NR         1,970,056
  3,500,000           6.875%, 07/01/2028              Aa/NR         3,666,250

                   State of Oregon Housing and
                    Community Services
                    (MBIA Corporation Insured),
  1,500,000           5.450%, 07/01/2024             Aaa/AAA        1,410,000
                   State of Oregon Housing,
                    Educational and Cultural
                    Facilities Authority
                    (Lewis & Clark College)
                    (MBIA Corporation Insured)
  1,130,000           7.125%, 07/01/2020             Aaa/AAA        1,252,887
                   State of Oregon Housing,
                    Educational and Cultural
                    Facilities Authority
                     (Reed College),
  2,145,000           6.750%, 07/01/2021              NR/A+         2,372,906
                   Oregon Health Sciences University
                    Revenue (AMBAC Indemnity
                     Corporation Insured)
  4,500,000           5.250%, 07/15/2015             Aaa/AAA        4,314,375
                   City of Salem Educational
                    Facilities (Willamette
                     University),
  1,000,000           6.000%, 04/01/2010               A/NR         1,033,750
  1,740,000           6.750%, 04/01/2011              NR/NR         1,898,775
                     Total Housing, Educational,
                     and Cultural Revenue Bonds                    24,812,674

                   Transportation Revenue
                    Bonds (2.9%) Port of Morrow,
  2,600,000           6.375%, 04/01/2008              Aaa/NR        2,814,500
                   State of Oregon Department of
                    Transportation (Light Rail)
                     (MBIA Corporation Insured),
  2,000,000           6.000%, 06/01/2005             Aaa/AAA        2,122,500
                   Port of St. Helens,
     95,000           7.750%, 02/01/2006             Baa1/NR          103,788
                   Tri-County Metropolitan
                    Transportation District
  3,680,000           5.700%, 08/01/2013              A1/AA         3,698,400
                     Total Transportation
                      Revenue Bonds                                 8,739,188

                   Urban Renewal Revenue Bonds (.6%)
                   Keiser Urban Renewal Agency,
    950,000           5.400%, 07/01/2008              NR/A-           926,250
                   City of Portland Urban Renewal
    300,000           9.000%, 12/01/2002               A/NR           306,675
                   City of Wilsonville Urban Renewal
    500,000           5.850%, 06/01/2004             Baa1/NR          500,320
                     Total Urban Renewal
                       Revenue Bonds                                1,733,245

                   Utility Revenue Bonds (5.1%)
                   Emerald Peoples Utility District
                    (AMBAC Indemnity Corporation
                      Insured),
    700,000           6.700%, 11/01/2005             Aaa/AAA          763,875
    145,000           7.200%, 11/01/2006             Aaa/AAA          145,309
     35,000           7.200%, 11/01/2006             Aaa/AAA           35,100
  3,860,000           7.350%, 11/01/2013             Aaa/AAA        3,868,492
                   Emerald Peoples Utility District
                    Electic Systems (Financial
                      Security Assurance Insured)
  1,000,000           6.750%, 11/01/2016             Aaa/AAA        1,098,750
                   City of Eugene Electric Utility
    610,000           6.650%, 08/01/2009              A1/AA           639,737
    660,000           6.650%, 08/01/2010              A1/AA           690,525
  1,000,000           6.000%, 08/01/2011              A1/AA         1,017,500
    700,000           6.700%, 08/01/2011              A1/AA           730,625
    500,000           5.000%, 08/01/2017              A1/AA           460,000
  1,400,000           5.800%, 08/01/2019              A1/AA         1,414,000
                   City of Eugene Trojan Nuclear
                     Project
  3,865,000           5.900%, 09/01/2009             Aa1/AA-        3,865,000
                   Northern Wasco County Public
                    Utility Developement (AMBAC
                   Indemnity Corporation Insured),
  1,000,000           5.625%, 12/01/2022             Aaa/AAA          991,250
                     Total Utility Revenue Bonds                   15,720,163

                   Water and Sewer Revenue Bonds (9.3%)
                   City of Canby Sewer (Financial
                    Security Assurance Insured),
    500,000           6.250%, 12/01/2017             Aaa/AAA          522,500
                   City of Eugene Water,
    780,000           6.550%, 08/01/2004              A1/AA-          800,194
    365,000           6.600%, 08/01/2005              A1/AA-          374,486
                   City of Klamath Falls Water
                    (Financial Security
                     Assurance Insured),
  1,100,000           6.100%, 06/01/2014             Aaa/AAA        1,153,625
                   City of Oregon City Sewer,
    750,000           6.875%, 10/01/2019              NR/NR*          769,688

                   City of Portland Sewer,
  2,150,000           5.100%, 03/01/2007              A1/A+         2,133,875
  1,500,000           6.050%, 06/01/2009              A1/A+         1,584,375
                   City of Portland Sewer
                   (Financial Guaranty Insurance
                       Corporation Insured),
  2,725,000           6.000%, 10/01/2008             Aaa/AAA        2,857,844
    500,000           6.000%, 10/01/2012             Aaa/AAA          518,125
  2,855,000           6.250%, 06/01/2015             Aaa/AAA        3,015,594
                   Portland Water System Revenue
  3,000,000           5.550%, 08/01/2014              Aa1/NR        3,003,750
  1,440,000           5.550%, 08/01/2015              Aa1/NR        1,436,400
                   Washington County Unified Sewer
                    Agency (AMBAC
                    Indemnity Corporation Insured),
  1,040,000           6.800%, 11/01/2004             Aaa/AAA        1,112,800
  2,120,000           5.900%, 10/01/2006             Aaa/AAA        2,228,650
  1,115,000           5.900%, 10/01/2006             Aaa/AAA        1,172,144
  2,500,000           6.125%, 10/01/2012             Aaa/AAA        2,612,500
    750,000           6.125%, 10/01/2012             Aaa/AAA          783,750
                   Washington County Unified
                    Sewer Agency
  2,195,000           7.000%, 11/01/2009             Aaa/AAA        2,359,625
                     Total Water and Sewer
                      Revenue Bonds                                28,439,925

                   Other Revenue Bonds (2.4%)
                   Baker County Pollution Control
                   (Ash Grove Cement West Project)
                   (Small Business Administration
                      Insured),
    355,000           6.200%, 07/01/2004              Aaa/NR          366,339
    380,000           6.300%, 07/01/2005              Aaa/NR          392,130
                   Multnomah County School
                     District #1J
  1,000,000           5.000%, 03/01/2007              Aa/A+           981,250
                   State of Oregon Bond Bank
    500,000           6.800%, 01/01/2011              Aaa/NR          536,250
  1,000,000           6.700%, 01/01/2011              Aaa/NR        1,070,000
                   Oregon Economic Development
                    Commission (Consolidated
                        Freightways)
  1,500,000           7.000%, 04/01/2004             Aa3/BBB-       1,506,885

                   City of Portland
  2,465,000           4.650%, 04/01/2004              Aa/NR         2,421,863
                     Total Other Revenue Bonds                      7,274,717
                     Total State of Oregon
                      Revenue Bonds                               139,259,482
                     Total State of Oregon                        299,287,177

                   PUERTO RICO

                   Puerto Rico Housing Finance
                   Corporation (GNMA Collateralized)
     25,000           7.800%, 10/15/2021             Aaa/AAA           26,031
                   Total Puerto Rico                                   26,031

                     Total Municipal Bonds - 97.9%
                      (Cost - $289,372,613**)                     299,313,208

                     Other assets in excess of
                      liabilities - 2.1%                            6,361,526

                     Net Assets - 100%                          $ 305,674,734

          (*)   Any security not rated must be determined by the Investment
          Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

         (**)   Cost for Federal tax purposes is $288,213,238.

                 See accompanying notes to financial statements.


                       TAX-FREE TRUST OF OREGON
                  STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 1996
ASSETS
Investments at value (identified cost - $289,372,613)          $ 299,313,208
Cash                                                                 590,995
Interest receivable                                                5,494,490
Receivable for Trust shares sold                                     872,312
Other assets                                                           6,227
    Total assets                                                 306,277,232

LIABILITIES
Payable for Trust shares redeemed                                    202,544
Dividends payable                                                    160,706
Distribution fees payable                                            116,176
Adviser and Administrator fees payable                                99,633
Accrued expenses                                                      23,439
    Total liabilities                                                602,498

NET ASSETS                                                     $ 305,674,734

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
  par value $.01 per share                                     $     291,368
Additional paid-in capital                                       293,801,410
Undistributed net investment income                                1,641,361
Net unrealized appreciation on investments                         9,940,595
                                                               $ 305,674,734

CLASS A
  Net Assets                                                   $ 305,096,492
  Capital shares outstanding                                      29,081,652
  Net asset value and redemption price per share               $       10.49
  Offering price per share (100/96 of $10.49 adjusted
    to nearest cent)                                           $       10.93

  CLASS C
  Net Assets                                                   $     336,314
  Capital shares outstanding                                          32,075
  Net asset value and offering price per share                  $      10.49
  Redemption price per share (*varies by length of
    time shares are held)                                       $        *

CLASS Y
  Net Assets                                                    $    241,928
  Capital shares outstanding                                          23,053
  Net asset value, offering and redemption price per share      $      10.49

         See accompanying notes to financial statements.

                     TAX-FREE TRUST OF OREGON
                      STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
   Interest income                                                $18,016,548

Expenses:
  Investment Adviser fees (note B)                   $615,409
  Administrator fees (note B)                         615,409
  Distribution fees (note B)                          462,368
  Transfer and shareholder servicing agent fees       188,506
  Legal fees                                           87,898
  Trustees' fees and expenses (note G)                 83,145
  Shareholders' reports and proxy statements           67,508
  Audit and accounting fees                            28,350
  Custodian fees (note F)                              26,118
  Registration fees and dues                           16,161
  Insurance                                             5,167
  Miscellaneous                                        41,362
                                                    2,237,401

Expenses paid indirectly (note F)                     (26,118)
  Net expenses                                                      2,211,283
  Net investment income                                            15,805,265

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from securities transactions      455,992
  Change in unrealized appreciation on investments  (2,192,001)
  Net realized and unrealized gain (loss) on
    investments                                                   (1,736,009)
  Net increase in net assets resulting from
    operations                                                   $ 14,069,256

            See accompanying notes to financial statements.

                           TAX-FREE TRUST OF OREGON
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                                     1996               1995
OPERATIONS:
        Net investment income                 $ 15,805,265       $ 16,542,189
        Net realized gain from securities
          transactions                             455,992            301,287
        Change in unrealized appreciation
          on investments                        (2,192,001)        11,027,760
         Change in net assets resulting
           from operations                      14,069,256         27,871,236

DISTRIBUTIONS TO SHAREHOLDERS (NOTE E):
        Class A Shares:
        Net investment income                  (15,347,445)      (16,257,162)
        Net realized gain on investments          (677,856)       (1,341,034)

        Class C Shares:
        Net investment income                       (3,382)             -
        Net realized gain on investments              (425)             -

        Class Y Shares:
        Net investment income                       (4,572)             -
        Net realized gain on investments              (306)             -
          Change in net assets from
            distributions                      (16,033,986)      (17,598,196)

CAPITAL SHARE TRANSACTIONS (NOTE H):
        Proceeds from shares sold                22,749,791        24,616,407
        Reinvested dividends and distributions    9,312,627        10,024,851
        Cost of shares redeemed                 (34,977,054)      (50,676,823)
          Change in net assets  from capital
            share transactions                   (2,914,636)      (16,035,565)
          Change in net assets                   (4,879,366)       (5,762,525)

NET ASSETS:
        Beginning of period                     310,554,100       316,316,625
        End of period                         $ 305,674,734     $ 310,554,100

                      See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Tax-Free Trust of Oregon (the "Trust") is a separate portfolio of the Cascades Trust. The Cascades Trust (the "Business Trust") is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust is a non-diversified portfolio which commenced operations on June 16, 1986 and until April 5, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since its commencement of operations, are sold with a front-payment sales charge and bear a service fee. Class C shares are sold with no front-payment sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the date of purchase and a level-payment charge for service and distribution fees from date of purchase through six years thereafter. Class Y shares are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, are not offered directly to retail customers, and are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no service or distribution fees. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    (1) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

    (2) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts of securities purchased at other than par with less than 60 days to maturity.

    (3) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

    (4) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

    (5) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT ARRANGEMENTS AND FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

    Management affairs of the Trust are conducted through two separate management arrangements.

    Qualivest Capital Management, Inc. (the "Adviser"), became Investment Adviser to the Trust in June, 1986. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services to the Trust, including maintenance of the Trust's accounting books and records, for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% of the net assets of the Trust.

    The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Trust's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Trust's investments. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% of the net assets of the Trust.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to one-half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of
(i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended September 30, 1996.

    For the year ended September 30, 1996, the Trust incurred fees under the Advisory Agreement and Administration Agreement of $615,409 and $615,409, respectively.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Oregon, with the bulk of sales commissions inuring to such dealers. For the year ended September 30, 1996, the Distributor received sales commissions in the amount of $69,664.

    The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others selected by the Distributor, including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts ("Qualified Recipients"). The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended September 30, 1996, service fees on Class A Shares amounted to $461,538, of which the Distributor received $9,987.

    Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the period April 5, 1996 through September 30, 1996, amounted to $623, of which the Distributor received $623.

    In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the period April 5, 1996 through September 30, 1996, amounted to $207, of which the Distributor received $207.

    Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

NOTE C - PURCHASES AND SALES OF SECURITIES:

    During the year ended September 30, 1996, purchases of securities and proceeds from the sales of securities aggregated $30,246,084 and $30,243,326, respectively.

    At September 30, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $11,861,153 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $761,183 for a net unrealized appreciation of $11,099,970.

NOTE D - PORTFOLIO ORIENTATION:

    Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers' ability to meet their obligations. One such development, Measure 5, a 1990 amendment to the the Oregon Constitution, limits the taxing and spending authority of certain Oregon governmental entities. Although it may have an adverse effect on the general financial condition of these entities and may impair the ability of certain Oregon issuers' to pay interest and principal on their obligations, experience over the history of the amendment would indicate a low probability of this happening.

NOTE E - DISTRIBUTIONS:

    The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

    The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. Also, annual capital gains distributions, if any, are taxable.

NOTE F - CUSTODIAN FEES:

    The Trust has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended September 30, 1996, the Trust's custodian fees amounted to $26,118, all of which was offset by such credits. The Trust could have invested its cash balances in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

NOTE G - TRUSTEES' FEES AND EXPENSES:

    During the fiscal year from October 1, 1995 through September 30, 1996, there were eight Trustees. Trustees' fees paid during the year were at the annual rate of $6,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended September 30, 1996 such reimbursements averaged approximately $5,400 per Trustee. Two of the Trustees, who are affiliated with the Administrator, are not paid any Trustee fees.

NOTE H - CAPITAL SHARE TRANSACTIONS:

Transactions in Capital Shares of the Trust were as follows:

                              Year Ended                         Year Ended
                           September 30, 1996              September 30, 1995

                     Shares         Amount            Shares           Amount
CLASS A SHARES:
 Proceeds from
  shares sold     2,096,132     $  22,163,379       2,396,282    $ 24,616,407
 Reinvested
  dividends and
  distributions     882,366         9,306,631         978,995      10,024,851
 Cost of shares
  redeemed       (3,319,853)      (34,956,474)     (4,963,693)    (50,676,823)
  Net change       (341,355)     $ (3,486,464)     (1,588,416)  $ (16,035,565)

                        Period Ended
                      September 30, 1996*
                      Shares            Amount
CLASS C SHARES:
 Proceeds from shares
   sold                32,006         $ 331,098
 Reinvested dividends
   and distributions       69               724
 Cost of shares
   redeemed                -                 -
   Net change           32,075         $ 331,822

                           Period Ended
                        September 30, 1996*
                        Shares            Amount
CLASS Y SHARES:
 Proceeds from shares
  sold                    24,548         $ 255,314
 Reinvested dividends
   and distributions         505             5,272
 Cost of shares redeemed  (2,000)          (20,580)
    Net change            23,053         $ 240,006

Total transactions in
  Trust shares           (286,227)     $ (2,914,636)(1,588,416) $ (16,035,565)

*  From April 5, 1996 (date of inception) through September 30, 1996.

                      TAX-FREE TRUST OF OREGON
                        FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                Class C(2)Class Y(2)                 Class A(1)
                    Period ended             Year ended September 30,
               September 30, 1996  1996  1995    1994        1993        1992
Net Asset
 Value,
 Beginning of
  Period            $10.34 $10.34 $10.55 $10.20 $10.95      $10.48     $10.15

Income from
 Investment
  Operations:
  Net investment
   income             0.22  0.27    0.54 0.55    0.56        0.58       0.65
  Net gain (loss)
   on securities
   (both realized
   and unrealized)    0.15  0.15   (0.05) 0.39   (0.75)       0.50      0.29
  Total from
   Investment
    Operations        0.37   0.42   0.49  0.94   (0.19)       1.08      0.94

Less Distributions:
 Dividends from
  net investment
  income             (0.22) (0.27) (0.54) (0.55) (0.56)       (0.58)   (0.61)
 Distributions from
  capital gains        -      -    (0.01) (0.04)   -          (0.03)      -
 Total Distributions (0.22) (0.27) (0.55) (0.59) (0.56)       (0.61)   (0.61)

Net Asset Value,
End of Period        $10.49 $10.49 $10.49 $10.55  $10.20      $10.95   $10.48

Total Return
(not reflecting
 sales charge) (%)    3.61#  4.14#   4.76   9.52   (1.77)      10.64    9.51

Ratios/Supplemental
  Data
  Net Assets,
   End of Period
   ($ thousands)      336    242  305,096  310,554  316,317  331,018  249,953
  Ratio of Expenses
   to Average
   Net Assets (%)    1.56*  0.57*   0.72     0.71     0.68      0.66    0.66
  Ratio of Net
   Investment Income
    to Average Net
    Assets (%)       4.18*  5.36*   5.16     5.38     5.28      5.46   5.87
  Portfolio Turnover
   Rate (%)            10    10      10       13       11         8      11

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment
   Income ($)           0.22  0.27  0.54      0.55     0.56      0.58   0.65
  Ratio of Expenses
   to Average Net
   Assets (%)           1.56* 0.58* 0.73      0.73     0.70     0.68    0.66
  Ratio of Net
   Investment Income
    to Average Net
    Assets (%)         4.17* 5.35* 5.15       5.37     5.26     5.44    5.87

(1) Designated as Class A Shares on April 5, 1996.

(2) New Class of Shares established on April 5, 1996.

# Not annualized.

* Annualized.

                   See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

    This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

    For the fiscal year ended September 30, 1996, of the total amount of dividends paid by Tax-Free Trust of Oregon from net investment income, 99.50% was "exempt-interest dividends" and the balance was ordinary dividend income.

    The Fund hereby designates $15,278,307 as an exempt-interest dividend for its fiscal year ended September 30, 1996. The Fund also designates $678,587 as a capital gain dividend for Federal income tax purposes, for its fiscal year ended September 30, 1996 which is taxable as a long-term capital gain.

    Prior to January 31, 1997, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of distributions paid for the 1996 CALENDAR YEAR.




REPORT ON THE ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

SPECIAL MEETINGS. A Special Meeting of Shareholders of the Tax-Free Trust of Oregon (the "Trust") was held on November 27, 1995.1 At the meeting, the shareholders voted upon and approved an amendment to the Trust's Declaration of Trust to authorize the creation of additional classes of shares (votes for: 14,788,047 (88.3%); votes against: 933,138 (5.6%); abstentions:
1,029,891 (6.1%); broker non-votes: 0 (0.0%)).

Special Meetings of the Trust's Class C and Class Y Shareholders were held on April 4, 1996.2 At the Special Meeting of Class C Shareholders of the Trust, the Class C Shareholders voted on and unanimously approved amendments to the Trust's Distribution Plan affecting the interests of the Class C Shareholders of the Trust. At the Special Meeting of Class Y Shareholders of the Trust, the Class Y Shareholders voted on and unanimously approved amendments to the Trust's Distribution Plan affecting the interests of the Class Y Shareholders of the Trust.

ANNUAL MEETING. The Annual Meeting of Shareholders of the Trust was held on April 22, 1996. At the meeting, the following matters were submitted to a shareholder vote3 and approved: (i) the election of Lacy B. Herrmann, Vernon
R. Alden, Warren C. Coloney, James A. Gardner, Diana P. Herrmann, Ann R. Leven, Raymond H. Lung, and Richard C. Ross as Trustees to hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (each Trustee received at least 20,616,921 affirmative votes (96.06%); no more than 846,258 votes (3.94%) were withheld for any Trustee), and (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending September 30, 1996 (votes for: 20,587,167 (95.92%); votes against: 63,210
(0.29%); abstentions: 812,802 (3.79%); broker non-votes: 0 (0.00%)).

______________________

1 On the record date for this meeting, 29,441,928 shares of the Trust were outstanding and entitled to vote and the holders of 16,751,076 shares (56.9%) entitled to vote were present in person or by proxy at the meeting.

2 On the record dates for the Special Meetings, the total net asset values of the Class C and Class Y Shares of the Trust outstanding and entitled to vote were $100 and $100, respectively. The holders of all Class C and Class Y Shares entitled to vote were present in person at the meetings.

3 On the record date for this meeting, 29,147,020 shares of the Trust were outstanding and entitled to vote. The holders of 21,463,179 shares (73.64%) entitled to vote were present in person or by proxy at the meeting.